UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2010

InterMountain Community Bancorp
(Exact name of registrant as specified in its charter)

Idaho	000-50667	820499463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Church Street, Sandpoint, Idaho	83864
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   208-263-0505

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2010, Intermountain Community Bancorp (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2010. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements - not applicable.

(b) Pro forma financial information - not applicable.

(c) Shell company transactions - not applicable

(d) Exhibits:

99.1	Press Release dated July 28, 2010 announcing financial results for the second quarter ended June 30, 2010.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterMountain Community Bancorp (Registrant)
July 28, 2010 (Date)	/s/ CURT HECKER Curt Hecker President and Chief Executive Officer